Registration No.33-37511

 As filed with the Securities and Exchange Commission on April 30, 1997

=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.  10                         X

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                  Amendment No.  11                                        X

                        (Check appropriate box or boxes)

                         TEMPLETON AMERICAN TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

     700 CENTRAL AVENUE, P.O. BOX 33030, ST. PETERSBURG, FLORIDA 33701-8030
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: (813) 823-8712

                                Jeffrey L. Steele
                             Dechert Price & Rhoads
                                1500 K Street, NW
                              WASHINGTON, DC 20005
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b) of Rule 485

   X      on MAY 1, 1997 pursuant to paragraph (b) of Rule 485

          60 days after filing pursuant to paragraph (a)(1) of Rule 485

          on       pursuant to paragraph (a)(1) of Rule 485

          75 days after filing pursuant to paragraph (a)(2) of Rule 485

          on       pursuant to paragraph (a)(2) of Rule 485

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment

-------------------------------------------------------------------------------
The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, and filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on February 26, 1997.

                         TEMPLETON AMERICAN TRUST, INC.
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A



N-1A                                                 LOCATION IN
ITEM NO.             ITEM                         REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                           Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                      Measure Performance?"

  4               General Description                "How Is the Fund Organized?";
                  of Registrant                      "How Does the Fund Invest Its
                                                      Assets?";"What Are the Fund's
                                                      Potential Risks?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How Is the Fund Organized?";
                  Securities                         "Services  to Help You Manage Your
                                                      Account"; "What Distributions Might
                                                      I Received From the Fund?"; "How
                                                      Taxation Affects You and the Fund?"

  7               Purchase of Securities             "How Do I Buy Shares?"; "May I
                  Being Offered                       Exchange Shares for Shares of
                                                      Another Fund?"; "Transaction
                                                      Procedures and Special Requirements";
                                                     "Services to Help You Manage Your
                                                      Account"; "Who Manages the
                                                      Fund?"; "Useful Terms and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of
                                                      Another Fund?"; "How Do I Sell
                                                      Shares?"; "Transaction Procedures
                                                      and Special Requirements"?;
                                                     "Services to Help You Manage Your
                                                      Account"

  9               Pending Legal Procedures            Not Applicable


                         TEMPLETON AMERICAN TRUST, INC.
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART B


N-1A                                               LOCATION IN
ITEM NO.            ITEM                           REGISTRATION STATEMENT


 10               Cover Page                         Cover Page

 11               Table of Contents                  Table of Contents

 12               General Information and            Not Applicable
                  History

 13               Investment Objectives and         "How Does the Fund Invest Its
                                                     Policies  Assets?"; "Investment
                                                     Restrictions"; "What Are the Fund's
                                                     Potential Risks?"

 14               Management of the                  "Officers and Trustees"; "Investment
                  Registrant                          Advisory and Other Services"

 15               Control Persons and                "Officers and Trustees"; "Investment
                  Principal Holders of                Advisory and Other Services";
                  Securities                         "Miscellaneous Information"

 16               Investment Advisory and            "Investment Advisory and Other
                  Other Services                     Services"; "The Fund's Underwriter"

 17               Brokerage Allocation and           "How Does the Fund Buy Securities
                  Other Practices                     For Its Portfolio?"

 18               Capital Stock and Other            "Miscellaneous Information"; See
                  Securities                          Prospectus "How Is The Fund Organized?"

 19               Purchase, Redemption and           "How Do I Buy, Sell and Exchange
                  Pricing of Securities               Shares?";"How Are Fund Shares
                  Being Offered                       Valued?"; "Financial Statements"

 20               Tax Status                         "Additional Information on
                                                      Distributions and Taxes"

 21               Underwriters                       "The Fund's Underwriter"

 22               Calculation of Performance         "How Does the Fund Measure
                  Data                                Performance?"

 23               Financial Statements               Financial Statements



                                     PART A

                                   PROSPETUS

                            Prospectus & Application

                                   Templeton
                              American Trust, Inc.


                                  May 1, 1997



                     INVESTMENT STRATEGY: GROWTH AND INCOME


                     [FRANKLIN TEMPLETON LOGO APPEARS HERE]










This prospectus describes Templeton American Trust, Inc. (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

THE FUND MAY INVEST UP TO 35% OF ITS ASSETS IN SECURITIES IN ANY FOREIGN COUNTRY, DEVELOPED OR DEVELOPING. THE FUND MAY BORROW MONEY FOR INVESTMENT PURPOSES (LEVERAGING), WHICH MAY INVOLVE GREATER RISK AND ADDITIONAL COSTS TO THE FUND. SEE "HOW DOES THE FUND INVEST ITS ASSETS?--BORROWING." IN ADDITION, THE FUND MAY INVEST UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES.


The Fund has a Statement of Additional Information ("SAI"), dated May 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Templeton
American Trust, Inc.





This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

TEMPLETON
AMERICAN
TRUST, INC.
-------------------------------------------------------------------------------


May 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.



TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary.............................................................   2
Financial Highlights........................................................   4
How does the Fund Invest its Assets?........................................   6
What are the Fund's Potential Risks?........................................  10
Who Manages the Fund?.......................................................  13
How does the Fund Measure Performance?......................................  16
How Taxation Affects the Fund and its Shareholders..........................  16
How is the Fund Organized?..................................................  17
ABOUT YOUR ACCOUNT
How Do I Buy Shares?........................................................  18
May I Exchange Shares for Shares of Another Fund?...........................  24
How Do I Sell Shares?.......................................................  27
What Distributions Might I Receive from the Fund?...........................  31
Transaction Procedures and Special Requirements.............................  32
Services to Help You Manage Your Account....................................  36
What If I Have Questions About My Account?..................................  38
GLOSSARY
Useful Terms and Definitions................................................  39


700 Central Avenue
P.O. Box 33030
St. Petersburg, FL 33733-8030


1-800/DIAL BEN


                                             . Templeton American Trust, Inc.

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended December 31, 1996. The Fund's actual expenses may vary.

A.SHAREHOLDER TRANSACTION EXPENSES+                        CLASS I  CLASS II
  Maximum Sales Charge (as a percentage of Offering Price)  5.75%    1.99%
   Paid at time of purchase                                 5.75%++  1.00%+++
   Paid at redemption++++                                   None     0.99%
  Exchange Fee (per transaction)                            $5.00*   $5.00*

B.  ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                           0.70%    0.70%
  Rule 12b-1 Fees                                           0.31%**  1.00%**
  Other Expenses                                            0.56%    0.56%
                                                           -------  -------
  Total Fund Operating Expenses                             1.57%    2.26%
                                                           -------  -------

C.EXAMPLE

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

           One Year Three Years Five Years Ten Years
  --------------------------------------------------
  CLASS I  $73***   $104        $138       $233
  CLASS II $43      $ 80        $130       $267


  For the same Class II investment, you would pay projected expenses of $33 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.

                                             Templeton American Trust, Inc. .

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
 *$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

                                               Templeton American Trust, Inc.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


CLASS I SHARES


Year Ended December 31                                 1996   1995/1/
------------------------------------------------------------------------
Per Share Operating Performance
(For a share outstanding throughout the period)
Net asset value, beginning of period                  $14.23  $13.37
                                                      ------  ------
Income from investment operations:
  Net investment income                                  .20     .11
  Net realized and unrealized gain                      2.60    1.21
                                                      ------  ------
Total from investment operations                        2.80    1.32
                                                      ------  ------
Distributions:
  Dividends from net investment income                  (.26)   (.20)
  Distributions from net realized gains                 (.75)   (.26)
                                                      ------  ------
Total distributions                                    (1.01)   (.46)
                                                      ------  ------
Change in net asset value                               1.79     .86
                                                      ------  ------
Net asset value, end of period                        $16.02  $14.23
                                                      ======  ======
Total Return/2/                                        19.90%   9.94%
Ratios/supplemental data
Net assets, end of period (000)                       $2,053  $  881
Ratio of expenses to average net assets                 1.57%   1.81%/3/
Ratio of net investment income to average net assets    1.53%   1.31%/3/
Portfolio turnover rate                                15.93%   4.44%
Average commission rate paid (per share)              $.0410


/1/For the period May 1, 1995 (commencement of sales) through December 31,
1995.
/2/Total Return does not reflect sales commissions. Not annualized for periods less than one year.
/3/Annualized.

                                               Templeton American Trust, Inc. .
                                                                              4

CLASS II SHARES


Year Ended December 31      1996     1995     1994     1993     1992    1991/1/
--------------------------------------------------------------------------------
Per Share Operating Performance
(For a share outstanding
  throughout the period)
Net asset value,
  beginning of period      $ 14.25  $ 12.49  $ 13.39  $ 11.77  $ 11.20  $ 10.00
                           -------  -------  -------  -------  -------  -------
Income from investment
  operations:
  Net investment income        .14      .14      .04      .04      .10      .08
  Net realized and
    unrealized gain           2.54     2.04      .17     1.82      .83     1.22
                           -------  -------  -------  -------  -------  -------
Total from investment
  operations                  2.68     2.18      .21     1.86      .93     1.30
                           -------  -------  -------  -------  -------  -------
Distributions:
  Dividends from net
    investment income         (.14)    (.14)    (.05)    (.03)    (.11)    (.08)
  Distributions from net
    realized gains            (.75)    (.28)   (1.06)    (.21)    (.09)    (.02)
  Distributions in excess
    of realized gains           --       --       --       --     (.16)      --
                           -------  -------  -------  -------  -------  -------
Total distributions           (.89)    (.42)   (1.11)    (.24)    (.36)    (.10)
                           -------  -------  -------  -------  -------  -------
Change in net asset value     1.79     1.76     (.90)    1.62      .57     1.20
                           -------  -------  -------  -------  -------  -------
Net asset value, end of
  period                   $ 16.04  $ 14.25  $ 12.49  $ 13.39  $ 11.77  $ 11.20
                           =======  =======  =======  =======  =======  =======
Total Return/2/              18.91%   17.55%    1.63%   15.82%    8.33%   13.05%
Ratios/supplemental data
Net assets, end of period
  (000)                    $44,648  $44,183  $37,959  $34,418  $27,485  $13,019
Ratio of expenses to
  average net assets          2.26%    2.40%    2.47%    2.53%    3.17%    3.94%/3/
Ratio of expenses, net of
  reimbursement, to
  average net assets          2.26%    2.40%    2.47%    2.53%    2.25%    2.25%/3/
Ratio of net investment
  income to average net
  assets                       .85%     .95%     .34%     .31%    1.13%    1.64%/3/
Portfolio turnover rate      15.93     4.44%   31.92%   14.10%   27.91%    9.86%
Average commission rate
  paid
  (per share)              $ .0410


/1/For the period February 7, 1991 (commencement of operations) to December 31, 1991.
/2/Total return does not reflect sales commissions or the contingent deferred sales charge. Not annualized for periods of less than one year.
/3/Annualized.
                                               . Templeton American Trust, Inc.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is long-term total return (capital growth and income), which it seeks to achieve through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

As a fundamental policy, the Fund will invest at least 65% of its total assets in stocks and debt obligations of U.S. companies (including the U.S. government and its agencies). The Fund will invest in common stock, preferred stock and debt obligations (defined as debt securities, rated or unrated, convertible bonds and bonds selling at a discount, and which may include structured investments). TICI will select equity investments for the Fund on the basis of fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although TICI will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting equity securities will be the company's current price relative to its long-term earnings potential, as determined by TICI. The percentage of the Fund's assets to be invested in equity and debt securities will vary from time to time, based on TICI's assessment of the relative total return potential of various investment vehicles.


Whenever, in the judgment of TICI, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, consisting of: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A-1 by S&P or, if unrated, of comparable quality as determined by TICI; and repurchase agreements with U.S. banks and broker-dealers with respect to such securities. In addition, the Fund may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks; provided that the Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets. In the event the Fund adopts a temporary defensive position, the investment practices described above may not be consistent with the Fund's stated investment objective.


With respect to 75% of its total assets, the Fund may invest no more than 5% of its total assets in securities issued by any one company or government,

                                               Templeton American Trust, Inc. .
exclusive of U.S. government securities. In furtherance of its objective of long-term total return, the Fund may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities). The Fund may not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, and may not invest more than 10% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity), and over-the-counter options purchased by the Fund. Assets used as cover for over-the-counter options written by the Fund will be considered not readily marketable.

The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency exchange contracts, and futures contracts and related options, all of which may be classified as derivatives. When deemed appropriate by TICI, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "How does the Fund Invest its Assets?" in the SAI.

The Fund does not intend to emphasize short-term trading profits and usually expects to have a portfolio turnover rate not exceeding 50%.

The Fund's investment objective, as well as certain investment restrictions described in the SAI, cannot be changed without shareholder approval. All other investment policies may be modified by the Fund's Board.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund is authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund may invest and may not be available for extensive use in the future.

BORROWING. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

                                          . Templeton American Trust, Inc.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities.

OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund may enter into forward foreign currency exchange contracts
("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific

                                              Templeton American Trust, Inc. .
                                                                               8
currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. The Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How does the Fund Invest its Assets? - Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in its ability to dispose of the underlying security and might incur a

                                             . Templeton American Trust, Inc.

loss if the value of the security declines, as well as incur disposition costs in liquidating the security.


OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


WHAT ARE THE FUND'S POTENTIAL RISKS?


You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested in equity securities may also be reflected in declines in the price of the shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will affect the price of the shares of the Fund. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may occur unpredictably in the future. Additionally, investment decisions made by TICI will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

The Fund may invest up to 35% of its total assets in securities in any foreign country, developed or developing, if they are listed on a stock exchange, and has a limited right to purchase such securities if they are unlisted. Investors should consider carefully the risks associated with investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or

                                             Templeton American Trust, Inc. .

confiscatory taxation, taxation of income earned in the foreign nation or other taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Also, some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.


Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of any of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an operating policy, the Fund may invest no more than 5% of its assets in Eastern European countries, which involve special risks that are described under "What are the Fund's Potential Risks?" in the SAI.

Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.


                                             Templeton American Trust, Inc.

 .
Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What are the Fund's Potential Risks?" in the SAI.

The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

The Fund is authorized to invest in medium quality or high-risk, lower quality debt securities that are rated between BBB and C by S&P, and between Baa and C by Moody's or, if unrated, are of equivalent investment quality as determined by TICI. As an operating policy, which may be changed by the Board without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. See "How does the Fund Invest its Assets? - Debt Securities" in the SAI for descriptions of debt securities rated BBB by S&P and Baa by Moody's. High-risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for

                                                Templeton American Trust, Inc.

purchase (whether rated or unrated) will be carefully analyzed by TICI to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of TICI, the issuer may resume interest payments in the near future. As a fundamental policy, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on TICI's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations.

There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in the prospectus and in the SAI.

WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. TICI manages the Fund's assets and makes its investment decisions. TICI also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, TICI and its affiliates manage over $188 billion in assets. The Templeton organization has been investing globally since 1940. TICI and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Korea, Luxembourg, Poland, Russia, Singapore, South Africa,

                                               Templeton American Trust, Inc.

 .
Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager of the Fund since 1996 is Peter A. Nori. Mr. Nori is a vice president of TICI. He holds a BS in finance and an MBA with an emphasis in finance from the University of San Francisco. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. Mr. Nori completed Franklin's management training program before moving into portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund before joining the Templeton organization in 1994. As a portfolio manager and research analyst, Mr. Nori currently manages several separate accounts and a variable annuity product. He has global research responsibilities for the steel and data processing industries, and country coverage of Austria.

Gary R. Clemons and William T. Howard, Jr. exercise secondary portfolio management responsibilities for the Fund. Mr. Clemons is a senior vice president of TICI. He holds a BS from the University of Nevada - Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin - Madison. He joined TICI in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Columbia, Peru, Norway, and Sweden. Mr. Howard is a senior vice president of TICI. He holds a BA in international studies from Rhodes College and an MBA in finance from Emory University. He is a Chartered Financial Analyst and a member of the Financial Analysts Society. Before joining the Templeton organization in 1993, Mr. Howard was a portfolio manager and analyst with the Tennessee Consolidated Retirement System in Nashville, Tennessee, where he was responsible for research and management of the international equity portfolio, and specialized in the Japanese equity market. As a portfolio manager and research analyst with Templeton, Mr. Howard's research responsibilities include the shipping, machinery and engineering industries worldwide. He is also responsible for country coverage of Japan and New Zealand.

MANAGEMENT FEES. During the fiscal year ended December 31, 1996, management fees totaling 0.70% of the average daily net assets of the Fund were paid to TICI. Total expenses, including fees paid to TICI, were 1.57% for Class I and 2.26% for Class II.

PORTFOLIO TRANSACTIONS. TICI tries to obtain the best execution on all transactions. If TICI believes more than one broker or dealer can provide the

                                               Templeton American Trust, Inc. .

best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. Prior to October 1, 1996, the Fund's Administrator was Templeton Global Investors, Inc. During the fiscal year ended December 31, 1996, administration fees totaling 0.15% of the average daily net assets of the Fund were paid. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may reimburse Distributors for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of December 31, 1996, there were no unreimbursed expenses under the Class I plan. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Payments by the Fund under the Class II plan may not exceed 1.0% per year of Class II's average daily net assets. This amount includes a maximum of 0.25% of Class II's average daily net assets which may be paid to Securities Dealers or others for personal service and the maintenance of shareholder accounts and a maximum of 0.75% which may be paid to Securities Dealers who sell Class II shares. The Class II plan, as a technical matter, permits expenses not reimbursed in any year to be reimbursed in future years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. Distributors has indicated that it does not intend to seek such reimbursement. During the first year after a purchase of Class II shares, Distributors may keep a portion of the Rule 12b-1 fees to reimburse costs associated with the purchase.


                                             . Templeton American Trust, Inc.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, each class of the Fund advertises its performance. The more commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Fund will inform shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


                                             Templeton American Trust, Inc. .

HOW IS THE FUND ORGANIZED?


The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on October 31, 1990, and is registered with the SEC under the 1940 Act. The Fund offers two classes of shares: Templeton American Trust, Inc. - Class I and Templeton American Trust, Inc. - Class II. All shares purchased before May 1, 1995 are considered Class II shares. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act.


The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.


                                              . Templeton American Trust, Inc.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                         MINIMUM
                       INVESTMENTS*
-----------------------------------
To Open Your Account.      $100
To Add to Your
  Account............      $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Deciding Which Class to Buy

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

 .you expect to invest in the Fund over the long term;

 .you qualify to buy Class I shares at a reduced sales charge; or

 .you plan to buy $1 million or more over time.

You should consider Class II shares if:

 .you expect to invest less than $50,000 in the Franklin Templeton Funds; and

 . you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.
                                                Templeton American Trust, Inc. .

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                              TOTAL SALES CHARGE
                                              AS A PERCENTAGE OF
                                              -------------------
                                                                   AMOUNT PAID
                                                                  TO DEALER AS A
AMOUNT OF PURCHASE                            OFFERING NET AMOUNT PERCENTAGE OF
AT OFFERING PRICE                              PRICE    INVESTED  OFFERING PRICE
--------------------------------------------------------------------------------
Class I
Under $50,000................................  5.75%     6.10%        5.00%
$50,000 but less than $100,000...............  4.50%     4.71%        3.75%
$100,000 but less than $250,000..............  3.50%     3.63%        2.80%
$250,000 but less than $500,000..............  2.50%     2.56%        2.00%
$500,000 but less than $1,000,000............  2.00%     2.04%        1.60%
$1,000,000 or more*..........................   None      None         None
Class II
Under $1,000,000*............................  1.00%     1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? -
 Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

z IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR
  WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


                                              . Templeton American Trust, Inc.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

 . You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

 . You give Distributors a security interest in the reserved shares and appoint
  Distributors as attorney-in-fact.

 . Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

 . Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

 .Was formed at least six months ago,

 .Has a purpose other than buying Fund shares at a discount,

 .Has more than 10 members,

 .Can arrange for meetings between our representatives and group members,


 . Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


 . Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

 . Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

                                               Templeton American Trust, Inc. .

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

 2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.

 3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 4. Redemptions from any Franklin Templeton Fund if you:

  .Originally paid a sales charge on the shares,

  .Reinvest the money within 365 days of the redemption date, and

  .Reinvest the money in the same class of shares.

  An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

  If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


 5. Redemptions from other mutual funds. This waiver category is only effective with respect to purchases of Fund shares made prior to June 1, 1997.

  If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if
  (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the

                                               . Templeton American Trust, Inc.

  statement showing your redemption, and purchase of the Fund's shares prior to June 1, 1997.


The Fund's sales charges will also not apply to Class I purchases by:


 6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 7. Group annuity separate accounts offered to retirement plans.

 8. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.


 9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.


11. Registered Securities Dealers and their affiliates, for their investment accounts only.

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

15. Accounts managed by the Franklin Templeton Group.

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts.


RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPS, such as

                                              Templeton American Trust, Inc. .

403(b) or 457 plans, must also meet the requirements described under "Group Purchases--Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares?--Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers-- Retirement Plans" above - up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.
                                              . Templeton American Trust, Inc.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


 METHOD              STEPS TO FOLLOW
-----------------------------------------------------------------------------
 BY MAIL             1. Send us written instructions signed by all account
                       owners
                     2. Include any outstanding share certificates for the
                       shares you're exchanging
-----------------------------------------------------------------------------
 BY PHONE            Call Shareholder Services or TeleFACTS(R)
                     z IF YOU DO NOT WANT THE ABILITY TO EXCHANGE BY PHONE TO
                       APPLY TO YOUR ACCOUNT, PLEASE LET US KNOW.
-----------------------------------------------------------------------------
 THROUGH YOUR DEALER Call your investment representative
-----------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

                                              Templeton American Trust, Inc. .

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE - CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE - CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if

                                              Templeton American Trust, Inc.
25
shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


 .You may only exchange shares within the same class, except as noted below.

 . The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


 . Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

 . The fund you are exchanging into must be eligible for sale in your state.

 . We may modify or discontinue our exchange policy if we give you 60 days' written notice.

 . Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request,
  (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the

                                                Templeton American Trust, Inc. .

Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Beginning on or about May 27, 1997, certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

 METHOD                             STEPS TO FOLLOW
-------------------------------------------------------------------------------
 BY MAIL                            1. Send us written instructions signed by
                                       all account owners
                                    2. Include any outstanding share
                                       certificates for the shares you are
                                       selling
                                    3. Provide a signature guarantee if
                                        required
                                    4. Corporate, partnership and trust
                                       accounts may need to send additional
                                       documents. Accounts under court
                                       jurisdiction may have other
                                       requirements.
-------------------------------------------------------------------------------
 BY WIRE                            1. You must sign up for the wire feature
 (Available for requests of $1,000,    before using it. To sign up, send us
 up to $50,000)                        written instructions, with a signature
                                       guarantee. To avoid any delay in
                                       processing, the instructions should
                                       include:
                                    . The name, address and telephone number of
                                      the bank where you want the proceeds sent
                                    . Your bank account number
                                    . The Federal Reserve ABA routing number
                                    . If you are using a savings and loan or
                                      credit union, the name of the
                                      corresponding bank and the account number
                                    2. Call Shareholder Services for wire
                                       instructions

 . Templeton American Trust, Inc.

 METHOD              STEPS TO FOLLOW
-------------------------------------------------------------------------------
                     3. If we receive your request in proper form before 1:00
                        p.m. Pacific time, your wire payment will be sent the
                        next business day. For requests received in proper form
                        after 1:00 p.m. Pacific time, the payment will be sent
                        the second business day.
                     You may have redemption proceeds wired to an escrow
                     account without preauthorized instructions.
-------------------------------------------------------------------------------
 BY PHONE            Call Shareholder Services
                     Telephone requests will be accepted:
                     . If the request is $50,000 or less. Institutional
                       accounts may exceed $50,000 by completing a separate
                       agreement. Call Institutional Services to receive a
                       copy.
                     . If there are no share certificates issued for the shares you want to sell or you have already returned them to
                       the Fund
                     . Unless you are selling shares in a Trust Company
                       retirement plan account
                     . Unless the address on your account was changed by phone
                       within the last 15 days
                     z If you do not want the ability to redeem by phone to
                       apply to your account, please let us know. If you later
                       decide you would like this option, send us written
                       instructions, with a signature guarantee.
-------------------------------------------------------------------------------
 THROUGH YOUR DEALER Call your investment representative
-------------------------------------------------------------------------------

If you redeem your shares by mail or phone, we will send your redemption check within seven days after we receive your request in proper form. If you would like the check to be sent to an address other than the address of record or to be made payable to someone other than the registered owners on the

                                               Templeton American Trust, Inc. .

account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, however, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.
                                               . Templeton American Trust, Inc.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

 .Exchanges

 .Account fees

 .Sales of shares purchased pursuant to a sales charge waiver


 .Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
  (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares?--Other Payments to Securities Dealers"


 . Redemptions by the Fund when an account falls below the minimum required account size

 .Redemptions following the death of the shareholder or beneficial owner

 . Redemptions through a systematic withdrawal plan set up before February 1,
  1995


 . Redemptions through a systematic withdrawal plan set up on or after February
  1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


 . Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

 .Tax-free returns of excess contributions from employee benefit plans

 . Distributions from employee benefit plans, including those due to termination or plan transfer


 . Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect

 . Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

                                               . Templeton American Trust, Inc.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.


TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

                                               . Templeton American Trust, Inc.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

 .Your name,

 .The Fund's name,
                                               Templeton American Trust, Inc. .

 .The class of shares,

 .A description of the request,

 .For exchanges, the name of the fund you're exchanging into,

 .Your account number,

 .The dollar amount or number of shares, and

 . A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. YOU SHOULD BE ABLE TO OBTAIN A SIGNATURE GUARANTEE FROM A BANK, BROKER, CREDIT UNION, SAVINGS ASSOCIATION, CLEARING AGENCY, OR SECURITIES EXCHANGE OR ASSOCIATION. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.
                                              . Templeton American Trust, Inc.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

                                               Templeton American Trust, Inc. .

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


 TYPE OF ACCOUNT DOCUMENTS REQUIRED
------------------------------------------------------------------------------
 CORPORATION     Corporation Resolution
------------------------------------------------------------------------------
 PARTNERSHIP     1. The pages from the partnership agreement that identify the general partners, or
                 2. A certification for a partnership agreement
------------------------------------------------------------------------------
 TRUST           1. The pages from the trust document that identify the
                   trustees, or
                 2. A certification for trust
------------------------------------------------------------------------------



STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a

                                               . Templeton American Trust, Inc.

Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.
                                                Templeton American Trust, Inc. .

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

 . obtain information about your account;

 . obtain price and performance information about any Franklin Templeton Fund;

 . exchange shares between identically registered Franklin accounts; and

 . request duplicate statements and deposit slips for Franklin accounts.


You will need the code number for each class to use TeleFACTS. The code number is 100 for Class I and 200 for Class II.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

 . Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

 . Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required
                                                 Templeton American Trust, Inc.

to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. TICI is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.


                                         HOURS OF OPERATION (EASTERN TIME)
 DEPARTMENT NAME        TELEPHONE NO.    (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------
 Shareholder Services   1-800/632-2301   8:30 a.m. to 8:00 p.m.
 Dealer Services        1-800/524-4040   8:30 a.m. to 8:00 p.m.
 Fund Information       1-800/DIAL BEN   8:30 a.m. to 11:00 p.m.


                        (1-800/342-5236) 9:30 a.m. to 5:30 p.m. (Saturday)
 Retirement Plans       1-800/527-2020   8:30 a.m. to 8:00 p.m.


Institutional Services 1-800/321-8563   9:00 a.m. to 8:00 p.m.
 TDD (hearing impaired) 1-800/851-0637   8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.
                                               Templeton American Trust, Inc. .

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit


CLASS I AND CLASS II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."


ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

 . Templeton American Trust, Inc.

IRS - Internal Revenue Service

LETTER - Letter of Intent


MARKET TIMERS - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.


MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.


QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALEr - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system



TICI - Templeton Investment Counsel, Inc., the Fund's investment manager


                                              Templeton American Trust, Inc. .

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

 . Templeton American Trust, Inc.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

General. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Obtaining A Number. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

What SSN/TIN to Give. Please refer to the following guidelines:

                                                                Give Employer ID
Account Type        Give SSN of           Account Type          # of
--------------------------------------------------------------------------------
 . Individual        Individual            . Trust, Es-          Trust, Estate,
                                            tate, or Pen-       or Pension Plan
                                            sion Plan           Trust
                                            Trust
--------------------------------------------------------------------------------
 . Joint Indi-       Owner who will        . Corporation,        Corporation,
  vidual            be paying tax           Partnership,        Partnership, or
                    or                      or other            other
                    first-named             organization        organization
                    individual
--------------------------------------------------------------------------------
 . Unif. Gift/       Minor                 . Broker nomi-        Broker nominee
  Transfer to                               nee
  Minor
--------------------------------------------------------------------------------
 . Sole Proprie-     Owner of busi-
  tor               ness
--------------------------------------------------------------------------------
 . Legal Guard-      Ward, Minor, or
  ian               Incompetent
--------------------------------------------------------------------------------

Exempt Recipients. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:


                                            A real estate investment trust

 A corporation

                                            A common trust fund operated by
 A financial institution                    a bank under section 584(a)


 An organization exempt from tax            An exempt charitable remainder
 under section 501(a), or an                trust or a non-exempt trust
 individual retirement plan                 described in section 4947(a)(1)


 A registered dealer in                     An entity registered at all
 securities or commodities                  times under the Investment
 registered in the U.S. or a                Company Act of 1940
 U.S. possession

                                               Templeton American Trust, Inc. .

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

 . Templeton American Trust, Inc.


NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the tax payer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.


WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.
                                               Templeton American Trust, Inc. .

                       RESOLUTION SUPPORTING AUTHORITY OF
                                              CORPORATE /ASSOCIATION SHAREHOLDER
--------------------------------------------------------------------------------

INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected
         of            a
       Title                Corporation Name       Type of Organization
organized under the laws of the State of           and that the
                                                State
following is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a
meeting duly called and held on         , 19 .
  "RESOLVED that ___________________________________________________________
                                   Name of Corporation/Association

  (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

  FURTHER RESOLVED, that any (enter number)            of the following
  officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/ Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The

 . Templeton American Trust, Inc.
  Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only): ______________________________
  --------------------------------------------------------------------------
  --------------------------------------------------------------------------
  (referred to as the "Authorized Officers").

  FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

  FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any Indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature
                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature
                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature
                                               X
-----------------------------------------------------------------------
Name/title (please print or
 type)                                         Signature

Certified from minutes
X
--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

                                               Templeton American Trust, Inc. .
                      This page intentionally left blank.

 . Templeton American Trust, Inc.
                      This page intentionally left blank.

                                               Templeton American Trust, Inc. .
                      This page intentionally left blank.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST p Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH


Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME


Franklin Global  Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund


GLOBAL INCOME


Franklin Global Government Income Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton High Income Currency Fund
Templeton Americas Government Securities Fund


GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund


Mutual Discovery Fund


GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund


Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund


Templeton American Trust, Inc.


FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund


INCOME

Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund


Franklin's AGE High Income Fund


Franklin Investment Grade Income Fund
Franklin Short- Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund


FOR CORPORATIONS:
Franklin Corporate Qualified Dividend Fund



FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate- Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**


VARIABLE ANNUITIES+
Franklin Valuemark*


Franklin Templeton
 Valuemark Income
 Plus (an immediate
 annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.


+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


FGF 2/97         LOGO  Printed on recycled paper.__________________TL100 P 05/97

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

TEMPLETON
AMERICAN TRUST, INC.

STATEMENT OF
ADDITIONAL INFORMATION                                 [FRANKLIN TEMPLETON LOGO]
                                              700 CENTRAL AVENUE, P.O. BOX 33030
MAY 1, 1997                             ST. PETERSBURG, FL 33733  1-800/DIAL BEN
--------------------------------------------------------------------------------


           TABLE OF CONTENTS             PAGE
How Does the Fund Invest its Assets?....     2
What Are the Fund's Potential Risks?....     5
Investment Restrictions.................     8
Officers and Directors..................     9
Investment Management and
  Other Services........................    15
How Does the Fund Buy Securities
  for its Portfolio?....................    16
How Do I Buy, Sell and Exchange
  Shares?...............................    17
How Are Fund Shares Valued?.............    20
Additional Information on
  Distributions and Taxes...............    21
The Fund's Underwriter..................    25
How Does the Fund Measure Performance?..    26
Miscellaneous Information...............    29
Financial Statements....................    30
Useful Terms and Definitions............    30
Appendices..............................    31
  Description of Ratings................    31


When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

Templeton American Trust, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is long-term total return (capital growth and income). The Fund seeks to achieve its objective through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies.

The Prospectus, dated May 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
     BANK;

   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
     PRINCIPAL.

HOW DOES THE FUND INVEST ITS ASSETS?
---------------------------------------------------------


The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest its Assets?" The Fund may invest for defensive purposes in commercial paper which, at the date of investment, must be rated A-1 by S&P or Prime-1 by Moody's or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.



Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. TICI will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, i.e., banks or broker-dealers which have been determined by TICI to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.



Debt Securities. The Fund may invest in debt securities which are rated C or better by Moody's or by S&P or deemed to be of comparable quality by TICI. As an operating policy, the Fund will invest no more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P.(1) The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.


Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.


The Fund may recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest with respect to high yield bonds structured as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment

(1) In the event that the Board should raise the percentage limitation on investment in lower rated securities, investors will receive 30 days' notice prior to the investment in lower rated securities rising above the current 5% limit.

date. In order to qualify for beneficial tax treatment, the Fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.


Structured Investments. Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.


The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

Futures Contracts. The Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).


Options on Securities or Indices. The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets.(2)


(2) All option transactions entered into by the Fund will be traded on a recognized exchange, or will be cleared through a recognized formal clearing arrangement.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


The Fund may write a call or put option only if the option is "covered." A call option on a security written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also "covered" if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by the Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of TICI, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on TICI's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE FUND'S POTENTIAL RISKS?
---------------------------------------------------------

The Fund may invest up to 35% of its total assets in securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the Fund may not invest more than 15% of its total assets in unlisted foreign securities, including not more than 10% of its total assets in securities with a limited trading market, in the opinion of TICI such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (5) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (6) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) depen-dency on exports and the corresponding importance of international trade; (10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian issuers deemed suitable by TICI. Further, this also could cause a delay in the sale of Russian securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the flexible policy of the Fund, TICI endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


The Board considers, at least annually, the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other
Services - Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of TICI, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.


The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon TICI's ability to predict movements in the direction of the market correctly, as to which no assurance can be given.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Fund MAY NOT:

1. Invest in real estate, unlisted real estate limited partnerships, or mortgages on real estate (although the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral leases, exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's Prospectus).


2. Purchase or retain securities of any company in which directors or officers of the Fund or TICI, individually own more than 1/2 of 1% of the securities of such company or, in the aggregate, own more than 5% of the securities of such company.



3. With respect to 75% of its total assets, purchase more than 5% of any class of securities of any one company, including more than 10% of its outstanding voting securities,(3) or invest in any company for the purpose of exercising control or management.


4. Act as an underwriter; issue senior securities except as set forth in Investment Restriction 6 below; or purchase on margin or sell short (but the Fund may make margin payments in connection with options on securities or securities indices, and foreign currencies; futures contracts and related options; and forward contracts and related options).

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and may loan its portfolio securities.


6. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).



(3) As a non-fundamental policy, with respect to 100% of its total assets, the Fund will not purchase more than 10% of any company's outstanding voting securities. In addition, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities.

7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of its total assets in warrants, whether or not listed on the NYSE or AMEX, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this Investment Restriction.

 9. Invest more than 25% of its total assets in a single industry.


10. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Does the Fund Buy Securities for its Portfolio?" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions. If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in investment restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.


OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).


                                Positions and
                                   Offices
   Name, Age and Address        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON             Director              Chairman of the board, president and chief
 Metro Center                                       executive officer of General Host Corporation
 1 Station Place                                    (nursery and craft centers); director of RBC
 Stamford, Connecticut                              Holdings (U.S.A.) Inc. (a bank holding company)
 Age 64                                             and Bar-S Foods; and director or trustee of 55
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
* NICHOLAS F. BRADY           Director              Chairman of Templeton Emerging Markets
 The Bullitt House                                  Investment Trust PLC; chairman of Templeton
 102 East Dover Street                              Latin America Investment Trust PLC; chairman of
 Easton, Maryland                                   Darby Overseas Investments, Ltd. (an investment
 Age 67                                             firm) (1994-present); chairman and director of
                                                    Templeton Central and Eastern European
                                                    Investment Company; director of the Amerada
                                                    Hess Corporation, Christiana Companies, and the
                                                    H.J. Heinz Company; formerly, Secretary of the
                                                    United States Department of the Treasury
                                                    (1988-1993) and chairman of the board of
                                                    Dillon, Read & Co. Inc. (investment banking)
                                                    prior to 1988; and director or trustee of 23 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------

* HARMON E. BURNS             Director and Vice     Executive vice president, secretary and
 777 Mariners Island Blvd.    President             director of Franklin Resources, Inc.; executive
 San Mateo, California                              vice president and director of Franklin
 Age 52                                             Templeton Distributors, Inc.; executive vice
                                                    president of Franklin Advisers, Inc.; officer
                                                    and/or director, as the case may be, of other
                                                    subsidiaries of Franklin Resources, Inc.; and
                                                    officer and/or director or trustee of 60 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS            Director              President and chief executive officer of
 P.O. Box N-3238                                    Atlantic Equipment & Power Ltd.; vice chairman
 Nassau, Bahamas                                    of Caribbean Utilities Co., Ltd.; president of
 Age 52                                             Provo Power Corporation; director of various
                                                    other business and non-profit organizations;
                                                    and director or trustee of 4 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Director              Member of the law firm of Pitney, Hardin, Kipp
 200 Campus Drive                                   & Szuch; director of General Host Corporation
 Florham Park, New Jersey                           (nursery and craft centers); and director or
 Age 64                                             trustee of 57 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JOHN Wm. GALBRAITH           Director              President of Galbraith Properties, Inc.
 360 Central Avenue                                 (personal investment company); director of Gulf
 Suite 1300                                         West Banks, Inc. (bank holding company)
 St. Petersburg, Florida                            (1995-present); formerly, director of
 Age 75                                             Mercantile Bank (1991-1995), vice chairman of
                                                    Templeton, Galbraith & Hansberger Ltd.
                                                    (1986-1992), and chairman of Templeton Funds
                                                    Management, Inc. (1974-1991); and director or
                                                    trustee of 22 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Director              Consultant for the Triangle Consulting Group;
 150 Second Avenue N.                               chairman and director of Precise Power
 St. Petersburg, Florida                            Corporation; executive-in-residence of Eckerd
 Age 74                                             College (1991-present); director of Checkers
                                                    Drive-In Restaurants, Inc.; formerly, chairman
                                                    of the board and chief executive officer of
                                                    Florida Progress Corporation (1982-1990) and
                                                    director of various of its subsidiaries; and
                                                    director or trustee of 24 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------

 EDITH E. HOLIDAY             Director              Director (1993-present) of Amerada Hess
 3239 38th Street, N.W.                             Corporation and Hercules Incorporated; director
 Washington, D.C.                                   of Beverly Enterprises, Inc. (1995-present) and
 Age 44                                             H.J. Heinz Company (1994-present); chairman
                                                    (1995-present) and trustee (1993-present) of
                                                    National Child Research Center; formerly,
                                                    assistant to the President of the United States
                                                    and Secretary of the Cabinet (1990-1993),
                                                    general counsel to the United States Treasury
                                                    Department (1989-1990), and counselor to the
                                                    Secretary and Assistant Secretary for Public
                                                    Affairs and Public Liaison -- United States
                                                    Treasury Department (1988-1989); and director
                                                    or trustee of 15 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
* CHARLES B. JOHNSON          Chairman of the       President, chief executive officer, and
 777 Mariners Island Blvd.    Board and Vice        director of Franklin Resources, Inc.; chairman
 San Mateo, California        President             of the board and director of Franklin Advisers,
 Age 64                                             Inc. and Franklin Templeton Distributors, Inc.;
                                                    director of General Host Corporation (nursery
                                                    and craft centers) and Franklin Templeton
                                                    Investor Services, Inc.; and officer and/or
                                                    director, trustee or managing general partner,
                                                    as the case may be, of most other subsidiaries
                                                    of Franklin Resources, Inc. and 56 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Director              Director or trustee of various civic
 2201 Kentmere Parkway                              associations; formerly, economic analyst, U.S.
 Wilmington, Delaware                               government; and director or trustee of 23 of
 Age 67                                             the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Director              Chairman of White River Corporation
 8212 Burning Tree Road                             (information services); director of Fund
 Bethesda, Maryland                                 America Enterprises Holdings, Inc., MCI
 Age 68                                             Communications Corporation, Fusion Systems
                                                    Corporation, Infovest Corporation, MedImmune,
                                                    Inc., Source One Mortgage Services Corporation,
                                                    and Shoppers Express, Inc. (on-line shopping
                                                    service); formerly, chairman of Hambrecht and
                                                    Quist Group, director of H&Q Healthcare
                                                    Investors and Lockheed Martin Corporation, and
                                                    president of the National Association of
                                                    Securities Dealers, Inc.; and director or
                                                    trustee of 52 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------

 FRED R. MILLSAPS             Director              Manager of personal investments (1978-present);
 2665 N.E. 37th Drive                               director of various business and nonprofit
 Fort Lauderdale, Florida                           organizations; formerly, chairman and chief
 Age 68                                             executive officer of Landmark Banking
                                                    Corporation (1969-1978), financial vice
                                                    president of Florida Power and Light
                                                    (1965-1969), and vice president of The Federal
                                                    Reserve Bank of Atlanta (1958-1965); and
                                                    director or trustee of 24 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 CONSTANTINE DEAN             Director              Physician, Lyford Cay Hospital (1987-present);
 TSERETOPOULOS                                      director of various non-profit organizations;
 Lyford Cay Hospital                                formerly, cardiology fellow, University of
 P.O. Box N-7776                                    Maryland (1985-1987) and internal medicine
 Nassau, Bahamas                                    intern, Greater Baltimore Medical Center
 Age 43                                             (1982-1985); and director or trustee of 4 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 GARY P. MOTYL                President             Security analyst and portfolio manager with
 500 East Broward Blvd.                             Templeton Investment Counsel, Inc. since 1981;
 Fort Lauderdale, Florida                           executive vice president and director of
 Age 45                                             Templeton Investment Counsel, Inc.; formerly,
                                                    research analyst and portfolio manager with
                                                    Landmark First National Bank (1979-1981) and
                                                    security analyst with Standard & Poor's
                                                    Corporation (1974-1979); and officer of 2 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President        Executive vice president and director of
 777 Mariners Island Blvd.                          Franklin Resources, Inc. and Franklin Templeton
 San Mateo, California                              Distributors, Inc.; president and director of
 Age 56                                             Franklin Advisers, Inc.; director of Franklin
                                                    Templeton Investor Services, Inc.; and officer
                                                    and/or director, trustee or managing general
                                                    partner, as the case may be, of most other
                                                    subsidiaries of Franklin Resources, Inc. and 60
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 CHARLES E. JOHNSON           Vice President        Senior vice president and director of Franklin
 500 East Broward Blvd.                             Resources, Inc.; senior vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 40                                             president and director of Templeton Worldwide,
                                                    Inc.; president and director of Franklin
                                                    Institutional Services Corporation; chairman of
                                                    the board of Templeton Investment Counsel, Inc.;
                                                    officer and/or director, as the case may be,
                                                    of other subsidiaries of Franklin Resources,
                                                    Inc.; and officer and/or director or trustee
                                                    of 39 of the investment companies in the
                                                    Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------

 DEBORAH R. GATZEK            Vice President        Senior vice president and general counsel of
 777 Mariners Island Blvd.                          Franklin Resources, Inc.; senior vice president
 San Mateo, California                              of Franklin Templeton Distributors, Inc.; vice
 Age 48                                             president of Franklin Advisers, Inc.; and
                                                    officer of 60 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN           Vice President        Senior vice president, treasurer and chief
 777 Mariners Island Blvd.                          financial officer of Franklin Resources, Inc.;
 San Mateo, California                              director and executive vice president of
 Age 36                                             Templeton Investment Counsel, Inc.; a member of
                                                    the International Society of Financial Analysts
                                                    and the American Institute of Certified Public
                                                    Accountants; formerly, with Arthur Andersen &
                                                    Company (1982-1983); officer and/or director,
                                                    as the case may be, of other subsidiaries of
                                                    Franklin Resources, Inc.; and officer and/or
                                                    director or trustee of 60 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            Vice President        President and director of Templeton Global
 Lyford Cay                                         Advisors Limited; chief investment officer of
 Nassau, Bahamas                                    global equity research for Templeton Worldwide,
 Age 37                                             Inc.; president or vice president of the
                                                    Templeton Funds; formerly, investment
                                                    administrator with Roy West Trust Corporation
                                                    (Bahamas) Limited (1984-1985); and officer of
                                                    23 of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President        Vice president and treasurer of Templeton
 500 East Broward Blvd.                             Worldwide, Inc.; assistant vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 56                                             formerly, vice president and controller of the
                                                    Keystone Group, Inc.; and officer of 27 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President-       General counsel, secretary and a senior vice
 500 East Broward Blvd.       Compliance            president of Templeton Investment Counsel,
 Fort Lauderdale, Florida                           Inc.; formerly, vice president and associate
 Age 42                                             general counsel of Kidder Peabody & Co. Inc.
                                                    (1989-1990), assistant general counsel of
                                                    Gruntal & Co., Inc. (1988), vice president and
                                                    associate general counsel of Shearson Lehman
                                                    Hutton Inc. (1988), vice president and
                                                    assistant general counsel of E.F. Hutton & Co.
                                                    Inc. (1986-1988), and special counsel of the
                                                    Division of Investment Management of the
                                                    Securities and Exchange Commission (1984-1986);
                                                    and officer of 23 of the investment companies
                                                    in the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------

 JAMES R. BAIO                Treasurer             Certified public accountant; senior vice
 500 East Broward Blvd.                             president of Templeton Worldwide, Inc. and
 Fort Lauderdale, Florida                           Templeton Funds Trust Company; formerly, senior
 Age 42                                             tax manager with Ernst & Young (certified
                                                    public accountants) (1977-1989); and treasurer
                                                    of 24 of the investment companies in the
                                                    Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary             Senior vice president of Templeton Worldwide,
 500 East Broward Blvd.                             Inc. and an officer of other subsidiaries of
 Fort Lauderdale, Florida                           Templeton Worldwide, Inc.; formerly, deputy
 Age 49                                             director of the Division of Investment
                                                    Management, executive assistant and senior
                                                    advisor to the chairman, counsellor to the
                                                    chairman, special counsel and attorney fellow,
                                                    U.S. Securities and Exchange Commission
                                                    (1986-1995), attorney, Rogers & Wells, and
                                                    judicial clerk, U.S. District Court (District
                                                    of Massachusetts); and secretary of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

*Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested person due to his ownership interest in Resources, and Harmon E. Burns is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliation with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and TGAL are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Fund are not interested persons (the "independent members of the Board").

The table above shows the officers and Board members who are affiliated with Distributors and TICI. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $100, a fee of $0 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                                                   TOTAL FEES           NUMBER OF BOARDS IN
                                            TOTAL FEES         RECEIVED FROM THE           THE TEMPLETON
                                          RECEIVED FROM        FRANKLIN TEMPLETON        GROUP OF FUNDS ON
                 NAME                       THE FUND*           GROUP OF FUNDS*         WHICH EACH SERVES**
-----------------------------------------------------------------------------------------------------------

Harris J. Ashton.......................      $    100               $339,592                     55
Nicholas F. Brady......................           100                119,275                     23
Frank J. Crothers......................           114                 29,550                      4
S. Joseph Fortunato....................           100                356,412                     57
John Wm. Galbraith.....................           100                102,475                     22
Andrew H. Hines, Jr....................           112                130,525                     24
Edith E. Holiday***....................            25                 15,450                     15
Betty P. Krahmer.......................           100                119,275                     23
Gordon S. Macklin......................           100                331,542                     52
Fred R. Millsaps.......................           112                130,525                     24
Constantine Dean Tseretopoulos.........           114                 29,550                      4

*For the fiscal year ended December 31, 1996.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 170 U.S. based funds or series.

***Ms. Holiday was elected a director of the Fund on December 3, 1996.


Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 1, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 32 Class I shares and 3,409 Class II shares, or less than 1% of the total outstanding Class I and Class II shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND
OTHER SERVICES
---------------------------------------------------------


Investment Manager and Services Provided. The Fund's investment manager is TICI. TICI provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. TICI's activities are subject to the review and supervision of the Board to whom TICI renders periodic reports of the Fund's investment activities. TICI and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

TICI and its affiliates act as investment manager to numerous other investment companies and accounts. TICI may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by TICI on behalf of the Fund. Similarly, with respect to the Fund, TICI is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that TICI and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. TICI is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of TICI and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous
Information - Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays TICI a monthly management fee equal to an annual rate of 0.70% of its average daily net assets. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended December 31, 1996, 1995 and 1994, management fees totaling $311,996, $304,286, and $255,905, respectively, were paid to TICI.

Management Agreement. The management agreement is in effect until April 30, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by TICI on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.



Administrative Services. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, an monitoring compliance and regulatory requirements. FT Services is a wholly owned subsidiary of Resources. Prior to October 1, 1996, the Fund's administrator was Templeton Glboal Investors, Inc.

Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended December 31, 1996, 1995, and 1994, administration fees totaling $66,856, $65,203 and $54,836, respectively, were paid.


Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.


Custodian. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.



Auditors. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, 10017, are the Fund's independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996, and review of the Fund's filings with the SEC.


HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?
---------------------------------------------------------


TICI selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, TICI seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between TICI and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. TICI will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of TICI, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

TICI may pay certain brokers commissions that are higher than those another broker may charge, if TICI determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or TICI's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to TICI include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to TICI in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to TICI in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services TICI receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits TICI to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, TICI and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to TICI will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by TICI are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by TICI, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid brokerage commissions totaling $22,666, $10,454 and $34,622, respectively.


As of December 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES


The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.


Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS     SALES CHARGE
--------------------------------    ------------
Under $30,000                            3.0%
$30,000 but less than $50,000            2.5%
$50,000 but less than $100,000           2.0%
$100,000 but less than $200,000          1.5%
$200,000 but less than $400,000          1.0%
$400,000 or more                           0%


Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circum-stances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.


HOW ARE FUND SHARES VALUED?

---------------------------------------------------------

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by TICI.


Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset

Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
---------------------------------------------------------

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made twice each year, once in December and once following the end of the Fund's fiscal year. The Fund may adjust the timing of these distributions for operational or other reasons.


TAXES


As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.


The Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income (which includes, among other items, dividends and interest) and any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Code, the Fund intends to qualify annually as a regulated investment company under the Code. The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.


Dividends representing net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions representing net investment income (not including short-term capital gains) may be eligible for the dividends-received deduction available to corporations to the extent attributable to the Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction.

Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Distributions by the Fund reduce the Net Asset Value of the Fund shares. Should a distribution reduce the Net Asset Value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. It is impossible to determine the rate of foreign tax in advance, since the amount of the Fund's assets to be invested in various countries is not known.

If, at the close of any fiscal year, more than 50% of the value of the Fund's total assets are invested in securities of foreign corporations, the Fund generally may elect pursuant to Section 853 of the Code to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income and similar taxes paid by the Fund. In that case, a shareholder must include in his gross income on his federal income tax return both dividends received by him from the Fund and the amount which the Fund advises him is his pro rata portion of foreign income and similar taxes paid with respect to, or withheld from, dividends, interest, or other income of the Fund from its foreign investments. The shareholder may then subtract from his federal income tax the amount of such taxes, or else treat such foreign taxes as an itemized deduction in computing taxable income; however, the above-described tax credit or deduction is subject to certain limitations which may reduce significantly the value of a credit or deduction. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing alternative taxable income and may at most offset (as a credit) 90% of the alternative minimum tax.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to contact their own tax advisers.

Since the Fund currently anticipates that its investments in foreign securities will be limited, the Fund does not expect to be eligible to make this election. If the Fund is ineligible to do so, the foreign income and similar taxes incurred by it generally will reduce the Fund's income that is distributable to shareholders.

The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts, futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as a capital gain.

Certain of the options, futures contracts, and forward contracts in which the Fund may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed by the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss treated as 60/40 gain or loss.

The hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.


The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures, and forward contracts.

Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption at maturity. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.


Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.


The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Upon the sale or exchange (including a redemption) of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year. Any loss realized on a sale will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund Shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the share-holder's correct taxpayer identification number or Social Security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Ordinary dividends and capital gains distributions declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions from the Fund and dispositions of Fund shares also may be subject to state, local and foreign taxes. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.

Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

THE FUND'S UNDERWRITER
---------------------------------------------------------


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended December 31, 1996, 1995 and 1994, were $46,237, $35,803 and $0, respectively. After allowances to dealers, Distributors retained $2,338, $1,790 and $238 in net underwriting discounts, commissions and compensation received in connection with redemptions or repurchases of shares, for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.35% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.



The Class II Plan. Under the Class II plan, the Fund may pay Distributors up to a maximum of 0.75% per year of Class II's average daily net assets, payable monthly, for costs and expenses incurred in connection with the promotion and distribution of Class II shares. The Fund also may pay up to a maximum of 0.25% per year of Class II's average daily net assets, payable monthly, to Securities Dealers for personal service and the maintenance of shareholder accounts.




The Class I and Class II Plans. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative ser-vicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with TICI or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended December 31, 1996, the total amounts paid by the Fund pursuant to the Class I and Class II plans were $4,831 and $431,523, respectively, which were used for the following purposes:



                              CLASS I   CLASS II
                              -------   --------
Advertising                   $    62   $  1,675
Printing and mailing of
  prospectuses other than to
  current shareholders        $   521   $ 18,526
Payments to underwriters      $ 1,218   $313,246
Payments to broker-dealers    $ 3,030   $ 98,076
Other                         $     0   $      0


HOW DOES THE FUND MEASURE PERFORMANCE?
---------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-year period ended December 31, 1996 and for the period of May 1, 1995 (inception of Class I) to December 31, 1996 was 12.99% and 13.81%, respectively. The average annual total return for Class II for the one- and five-year periods ended December 31, 1996 and the period of February 27, 1991 (inception of the Fund) to December 31, 1996 was 16.76%, 12.03%, and 12.55%, respectively.

These figures were calculated according to the SEC formula:
                                P(1+T)(n) = ERV
where:

P     =   a hypothetical initial payment of
          $1,000
T     =   average annual total return
n     =   number of years
ERV   =   ending redeemable value of a
          hypothetical $1,000 payment made at
          the beginning of the one-, five- or
          ten-year periods at the end of the
          one-, five- or ten-year periods (or
          fractional portion thereof)


Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for Class I for the one-year period ended December 31, 1996 and for the period of May 1, 1995 (inception of Class I) to December 31, 1996 was 12.99% and 24.11%, respectively. The cumulative total return for Class II for the one- and five-year periods ended December 31, 1996 and for the period of February 27, 1991 (inception of the Fund) to December 31, 1996 was 16.76%, 76.51%, and 99.51%, respectively.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS


The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.


Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the

Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and TICI may also refer to the following information:

a) TICI's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

d) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

f) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

i) Allegorical stories illustrating the importance of persistent long-term investing.

j) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

l) The number of shareholders in the Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

     - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

     - "Diversify by company, by industry and by country."

     - "Always maintain a long-term perspective."

     - "Invest for maximum total real return."

     - "Invest -- don't trade or speculate."

     - "Remain flexible and open-minded about types of investment."

     - "Buy low."

     - "When buying stocks, search for bargains among quality stocks."

     - "Buy value, not market trends or the economic outlook."

     - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

     - "Do your homework or hire wise experts to help you."

     - "Aggressively monitor your investments."

     - "Don't panic."

     - "Learn from your mistakes."

     - "Outperforming the market is a difficult task."

     - "An investor who has all the answers doesn't even understand all the questions."

     - "There's no free lunch."

     - "And now the last principle: Do not be fearful or negative too often."

* Sir John Templeton sold the Templeton organization to Resources in October, 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
---------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $188 billion in assets under management for more than 5.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 122 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of April 1, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

    NAME AND ADDRESS     SHARE AMOUNT   PERCENTAGE
--------------------------------------------------
CLASS I
Merrill Lynch, Pierce,         7,606         5%
  Fenner & Smith, Inc.
4800 Deer Lake Drive
Jacksonville, FL 32246
CLASS II
Merrill Lynch, Pierce,       205,946         7%
  Fenner & Smith, Inc.
4800 Deer Lake Drive
Jacksonville, FL 32246

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person owns beneficially or of record more than 5% of the outstanding shares of any class.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS
---------------------------------------------------------


The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended December 31, 1996, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS
---------------------------------------------------------


1940 Act - Investment Company Act of 1940, as amended.



Board - The Board of Directors of the Fund.



CD - Certificate of deposit.

Class I and Class II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.



Code - Internal Revenue Code of 1986, as amended.



Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.



Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.



Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.



Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds.



FT Services - Franklin Templeton Services, Inc., the Fund's administrator.



Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent.



IRS - Internal Revenue Service.



Letter - Letter of Intent.


Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NYSE - New York Stock Exchange.


Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.


Prospectus - The prospectus for the Fund dated May 1, 1997, as may be amended from time to time.


Resources - Franklin Resources, Inc.


SAI - Statement of Additional Information.


S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.


SEC - U.S. Securities and Exchange Commission.


Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TICI - Templeton Investment Counsel, Inc., the Fund's investment manager.



U.S. - United States.


We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                   APPENDICES

DESCRIPTION OF RATINGS
---------------------------------------------------------

CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rat-ing is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

Moody's


Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

                  (A) FINANCIAL STATEMENTS: INCORPORATED BY REFERENCE FROM REGISTRANT'S 1996 ANNUAL REPORT:

                           Independent  Auditor's Report
                           Investment Portfolio as of December 31, 1996
                           Statement of Assets and Liabilities as of December 31, 1996
                           Statement of Operations for the fiscal period ended December 31, 1996
                           Statement of Changes in Net Assets for the yearsended December 31, 1996 and 1995
                           Notes to Financial Statements

                  (B)  EXHIBITS

                           (1)(a) Articles of Incorporation 1
                              (b) Articles of Amendment 1
                              (c) Articles Supplementary 2
                              (d) Articles of Amendment 2

                           (2)  By-Laws

                           (3)  Not Applicable

                           (4)  Specimen Security 3

                           (5)  Amended and Restated Investment Management
                                    Agreement 2

                           (6)  Distribution Agreement1

                           (7)  Not Applicable

                           (8)  Custody Agreement 1

                           (9)(a) Amended and Restated Transfer Agent Agreement
                              (b) Fund Administration Agreement
                              (c) Shareholder Sub-Accounting Services
                                     Agreement 1
                              (d) Sub-Transfer Agent Services Agreement 1

                           (10) Opinion and consent of Counsel (filed with
                                Rule 24f-2 Notice)

                           (11) Consent of Independent Public Accountants

                           (12) Not Applicable

                           (13) Letter concerning initial capital 3

                           (14) Not Applicable

                           (15) (a)  Distribution  Plan --  Class I Shares 2
                                (b) Distribution Plan -- Class II Shares 2

                           (16) Schedule showing computation of performance
                                quotations provided in response to Item 22
                               (unaudited)2

                           (18) Form of Multiclass Plan 2

                           (27) Financial Data Schedule

--------------
1        Filed with Post-Effective Amendment No. 9 on October 31, 1996.
2        Filed with Post-Effective Amendment No. 7 on April 28, 1995.
3        Filed with Pre-Effective Amendment No. 2 on February 26, 1991.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 26.  NUMBER OF RECORD HOLDERS

                  Class I Shares of Common Stock, par value $0.01 per share:
                  429 Shareholders as of March 31, 1997

                  Class II Shares of Common Stock, par value $0.01 per share:
                  2,626 Shareholders as of March 31, 1997

ITEM 27.  INDEMNIFICATION.

                  Reference is made to Articles Eight and Eleven of the Registrant's Articles of Incorporation, which are incorporated herein by reference.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND ITS OFFICERS AND DIRECTORS

                  The business and other connections of Registrant's  Investment
                  Manager  are   described  in  Part  B  of  this   Registration
                  Statement.

                  For information relating to the directors and officers of the Investment Manager, reference is made to the Form ADV filed with the Commission under the Investment Advisers Act of 1940 by Templeton Investment Counsel, Inc., which is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS

                  Franklin Templeton Distributors, Inc. also acts as principal underwriter of shares of the following investment companies:

                  Franklin Templeton Japan Fund
                  Templeton Capital Accumulator Fund, Inc.
                  Templeton Developing Markets Trust
                  Templeton Funds, Inc.
                  Templeton Global Investment Trust
                  Templeton Global Opportunities Trust
                  Templeton Global Real Estate Fund
                  Templeton Global Smaller Companies, Inc.
                  Templeton Growth Fund, Inc.
                  Templeton Income Trust
                  Templeton Institutional Funds, Inc.
                  Templeton Variable Products Series Fund

                  Franklin Asset Allocation Fund
                  Franklin Balance Sheet Investment Fund
                  Franklin California Tax-Free Income Fund, Inc.
                  Franklin California Tax-Free Trust
                  Franklin Custodian Funds, Inc.
                  Franklin Equity Fund Franklin Federal Money Fund Franklin Federal Tax-Free Income Fund
                  Franklin Gold Fund
                  Franklin High Income Trust
                  Franklin Investors Securities Trust
                  Franklin Managed Trust
                  Franklin Money Fund
                  Franklin Mutual Series Fund, Inc.
                  Franklin Municipal Securities Trust
                  Franklin New York Tax-Free Income Fund, Inc.
                  Franklin New York Tax-Free Trust
                  Franklin Real Estate Securities Trust
                  Franklin Strategic Mortgage Series
                  Franklin Strategic Series
                  Franklin Tax-Advantaged High Yield Securities Fund Franklin Tax-Advantaged International Bond Fund
                  Franklin Tax-Advantaged U.S. Government Securities Fund Franklin Tax Exempt Money Fund
                  Franklin Tax-Free Trust
                  Franklin Templeton Fund Allocator Fund
                  Franklin Templeton Global Trust
                  Franklin Templeton International Trust
                  Franklin Templeton Money Fund Trust
                  Franklin Value Investors Trust
                  Institutional Fiduciary Trust

 (b) The directors and officers of FTD, located at 777 Mariners Island Blvd., San Mateo, California 94404, are as follows:




           NAME              POSITION WITH UNDERWRITER                     POSITION WITH THE REGISTRANT


Charles B. Johnson           Chairman of the Board and Director           Chairman and Vice President

Gregory E. Johnson           President                                    None

Rupert H. Johnson, Jr.       Executive Vice President and Director        Vice President

Harmon E. Burns              Executive Vice President and Director        Vice President

Edward V. McVey              Senior Vice President                        None

Daniel T. O'Lear             Executive Vice President                     None

Peter Jones                  Executive Vice President                     None
700 Central Avenue
St. Petersburg, Fl

Deborah R. Gatzek            Senior Vice President and Assistant          Vice President
                             Secretary

Richard C. Stoker            Senior Vice President                        None

Charles E. Johnson           Senior Vice President                        Vice President
500 E. Broward Blvd.
Ft. Lauderdale, FL

Richard O. Conboy            Senior Vice President                        None

H. G. Mumford, Jr.           Senior Vice President                        None

Bert W. Feuss                Vice President                               None

James K. Blinn               Vice President                               None

Jimmy A. Escobedo            Vice President                               None

Loretta Fry                  Vice President                               None

Richard N. Geppner           Vice President                               None

Mike Hackett                 Vice President                               None

Philip J. Kearns             Vice President                               None

Ken Leder                    Vice President                               None





     NAME              POSITION WITH UNDERWRITER                      Position with the REGISTRANT

John R. McGee                Vice President                               None

Jack Lemein                  Vice President                               None

Vivian J. Palmieri           Vice President                               None

Kent P. Strazza              Vice President                               None

Laura Komar                  Vice President                               None

Sarah Stypa                  Vice President                               None

Francie Arnone               Assistant Vice President                     None

John R. Kay                  Assistant Vice President                     Vice President
500 E. Broward Blvd.
Ft. Lauderdale, FL

Bernadette Marino Howard     Assistant Vice President                     None

Alison Hawksley              Assistant Vice President                     None

Virginia Marans              Assistant Vice President                     None

Susan Thompson               Assistant Vice President                     None

Kenneth A. Lewis             Treasurer                                    None

Leslie M. Kratter            Secretary                                    None

Philip A. Scatena            Assistant Treasurer                          None

Karen P. DeBellis            Assistant Treasurer                          Assistant Treasurer
700 Central Avenue
St. Petersburg, FL



         c)  Not Applicable (Information on unaffiliated underwriters).

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

                  The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
                  Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Franklint Templeton Services, Inc., 500 East Broward Blvd., Fort Lauderdale, Florida 33394.

ITEM 31.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 32.  UNDERTAKINGS.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the InvestmentCompany Act of 1940.

                  (d) Registrant undertakes to furnish to each person to whom a Prospectus for the Registrant is provided a copy of Registrant's latest Annual Report, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columiba on the 30th day of April, 1997.

                         TEMPLETON AMERICAN TRUST, INC.

                                  (REGISTRANT)

                          By: _________________________
                            Gary P. Motyl, President*


*By:/s/JEFFREY L. STEELE
   Jeffrey L. Steele,
   Attorney-in-fact**

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



SIGNATURE                                    TITLE                           DATE

--------------------
Gary P. Motyl*                            President (Chief
                                          Executive Officer              April 30, 1997


--------------------
Charles B. Johnson*                       Director                       April 30, 1997

--------------------
Harmon E. Burns*                          Director                       April 30, 1997

--------------------
Betty P. Krahmer*                         Director                       April 30, 1997

-----------------------------
Constantine Dean Tseretopoulos*           Director                       April 30, 1997

---------------------
Frank Crothers*                           Director                       April 30, 1997





SIGNATURE                                 TITLE                              DATE


---------------------
Fred R. Millsaps*                         Director                       April 30, 1997

---------------------
Harris J. Ashton*                         Director                       April 30, 1997

---------------------
S. Joseph Fortunato*                      Director                       April 30, 1997


----------------------
Andrew H. Hines, Jr.*                     Director                       April 30, 1997



----------------------
John Wm. Galbraith*                       Director                       April 30, 1997

----------------------
Gordon S. Macklin*                        Director                       April 30, 1997

----------------------
Nicholas F. Brady*                        Director                       April 30, 1997

----------------------
Edith E. Holiday                          Director                       April 30, 1997

----------------------
James R. Baio*                            Treasurer (Chief               April 30, 1997
                                          Financial and
                                          Accounting Officer)



*By /s/JEFFREY L. STEELE
   Jeffrey L. Steele
   Attorney-in-fact**

--------------------
**       Powers of Attorney previouslyare filed herewith.

                                POWER OF ATTORNEY

                  The undersigned officers and Directors of TEMPLETON AMERICAN TRUST, INC. (the "Registrant") hereby appoint Allan S. Mostoff, Jeffrey L. Steele, William J. Kotapish, Deborah R. Gatzek, Barbara J. Green, Larry L. Greene, and John K. Carter (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                  The undersigned officers and Directors hereby execute this Power of Attorney as of this 12th day of December, 1996.



/s/HARRIS J. ASHTON                             /s/EDITH E. HOLIDAY
--------------------------                      ---------------------------
Harris J. Ashton, Director                      Edith E. Holiday, Director


/s/NICHOLAS F. BRADY                            /s/CHARLES B. JOHNSON
---------------------------                    -----------------------------
Nicholas F. Brady, Director                    Charles B. Johnson, Director


/s/HARMON E. BURNS                              /s/BETTY P. KRAHMER
----------------------------                   -----------------------------
Harmon E. Burns, Director                      Betty P. Krahmer, Director


/s/FRANK J. CROTHERS                            /s/GORDON S. MACKLIN
-----------------------------                  ------------------------------
Frank J. Crothers, Director                    Gordon S. Macklin, Director


/s/S. JOSEPH FORTUNATO                          /s/FRED R. MILLSAPS
------------------------------                 ------------------------------
S. Joseph Fortunato, Director                  Fred R. Millsaps, Director


/s/JOHN WM. GALBRAITH                           /s/CONSTANTINE D. TSERETOPOULOS
-------------------------------                 -------------------------------
John Wm. Galbraith, Director                    Constantine D. Tseretopoulos,
                                                Director

/s/ANDREW H. HINES, JR.                         /s/GARY P. MOTYL
-------------------------------                 ------------------------------
Andrew H. Hines, Jr., Director                  Gary P. Motyl, President


/s/JAMES R. BAIO
------------------------------
James R. Baio, Treasurer


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH

                       POST-EFFECTIVE AMENDMENT NO. 10 TO
                             REGISTRATION STATEMENT

                                       ON

                                    FORM N-1A

                         TEMPLETON AMERICAN TRUST, INC.

                                  EXHIBIT INDEX


Exhibit Number                      Name of Exhibit

(2)                           By-Laws

(9)(a)                        Amended and Restated Transfer Agent Agreement

(9)(b)                        Fund Administration Agreement

(11)                          Consent of Independent Public Accountants

(27)                          Financial Data Schedule